UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2015

TYCO INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1202 Building 1000 City Gate Mahon, Cork, Ireland
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 353-21-423-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01.    Regulation FD Disclosure.
On September 11, 2015, Tyco International plc (“Tyco”) issued a press release announcing the redemption price for the 8.500% Notes due 2019 (the “Notes”) issued by its subsidiary Tyco International Finance S.A. (“TIFSA”). The previously announced optional redemption by TIFSA of all of the outstanding Notes will be completed on September 16, 2015.
A copy of the press release is furnished as Exhibit 99.1 to this current report and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Tyco International plc Press Release, dated September 11, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

	By:	/s/ ANDREA GOODRICH
Andrea Goodrich Vice President and Corporate Secretary

Date: September 11, 2015